UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 27, 2006

Monmouth Real Estate Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	000-24282	22-1897375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Juniper Business Plaza, Suite 3-C
3499 Route 9 North
Freehold, New Jersey		07728
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (732) 577-9993

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 27, 2006, the Company issued a press release announcing the results of operations and financial condition of the Company for the fiscal year ended September 30, 2006.  The press release is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                           Press Release dated November 27, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

Date: November 27, 2006
	By:	/s/ Anna T. Chew
	Name:	Anna T. Chew
	Title:	Chief Financial Officer

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